American Century Mutual Funds, Inc. SAI dated March 1, 2022 American Century Variable Portfolios, Inc. SAI dated May 1, 2022
Supplement dated September 9, 2022
The following section is added after the section Current Status of Fannie Mae and Freddie Mac in the Mortgage-Backed Securities section in the Statements of Additional Information:
To-Be-Announced Mortgage-Backed Securities
To-be-announced (TBA) commitments are forward agreements for the purchase or sale of securities, which are described in greater detail under the heading When-Issued and Forward Commitment Agreements. A fund may gain exposure to mortgage-backed securities through TBA transactions. TBA mortgage-backed securities typically are debt securities structured by agencies such as Fannie Mae and Freddie Mac. In a typical TBA mortgage transaction, certain terms (such as price) are fixed, with delayed payment and delivery on an agreed upon future settlement date. The specific mortgage-backed securities to be delivered are not typically identified at the trade date but the delivered security must meet specified terms (such as issuer, interest rate, and underlying mortgage terms). Consequently, TBA mortgage-backed transactions involve increased interest rate risk because the underlying mortgages may be less favorable at delivery than anticipated. TBA mortgage contracts also involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. The funds may also take short positions in TBA investments. To enter a short sale of a TBA security, a fund effectively agrees to sell a security it does not own at a future date and price. The funds generally anticipate closing short TBA positions before delivery of the respective security is required, however if the fund is unable to close a position, the fund would have to purchase the securities needed to settle the short sale. Such purchases could be at a different price than anticipated, and the fund would lose or gain money based on the acquisition price.

The following replaces the entry for Short Sales in the Nonfundamental Investment Policies section in the Statements of Additional Information:

Short Sales     A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and other derivative instruments are not deemed to constitute selling securities short.

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